Exhibit 10.1

FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 8, 2012 (this “Amendment”), is by and among MEDIA GENERAL, INC. (the “Borrower”), a Virginia corporation, certain Lenders (as defined below) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Lenders party to that certain Second Amended and Restated Credit Agreement, dated February 12, 2010 (as amended, supplemented, and restated or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Borrower, the lending institutions party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested amendments to, and a waiver of compliance with, certain provisions of the Credit Agreement for the time period commencing on the date hereof and ending on March 23, 2012; and

WHEREAS, the Borrower, the several Lenders party to this Amendment (which Lenders constitute the Required Total Lenders and the Required Revolver Lenders as required under the Credit Agreement to effect the amendments and waiver intended hereby) and the Administrative Agent have agreed to certain (a) amendments to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment, and (b) a limited waiver of compliance with a certain provision of the Credit Agreement for a specified period of time, in each case subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower, set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Required Total Lenders, the Required Revolver Lenders and the Administrative Agent hereby agree as follows:

§1.	Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto in proper alphabetical order:

“COLI Loan” means any “policy loan” or “premium loan” (as they may be defined in the COLI Policies) incurred or created by the Borrower or its Subsidiaries with respect to any of the COLI Policies (or any other similar or like arrangement whereby the Borrower or any of its Subsidiaries is able to access the cash value of any of the COLI Policies), and “COLI Loans” means all such loans and arrangements.

“COLI Policies” means all company-owned life insurance policies (or similar insurance policies), including those listed on Schedule 1.01(b).

“Disposition Repayments” means, for the period commencing February 1, 2012 and ending on any date of determination, the aggregate amount of all proceeds of Dispositions consummated by the Borrower or any Subsidiary consummated during such period, which such proceeds were used to reduce Total Outstandings.

“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 8, 2012, among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means the date that all conditions of effectiveness set forth in §6 of the First Amendment are satisfied.

“Proposed Dispositions” means those Dispositions which are pending or contemplated to be consummated prior to March 23, 2012, in each case only to the extent that such Dispositions are expected to generate, in any one transaction or in any series of related transactions, gross cash proceeds in excess of $75,000.

(b) The following sentence is hereby added to the end of the definition of “Indebtedness” set forth in Section 1.01 of the Credit Agreement to read as follows:

For all purposes hereof, the Indebtedness of any Person shall not, to the extent applicable, include any COLI Loans of such Person.

(c) Article V of the Credit Agreement is hereby amended by adding a new Section 5.21 thereto to read as follows:

Section 5.21 COLI Policies and COLI Loans. The Borrower is the sole owner and beneficiary of each of the COLI Policies. The Borrower and its Subsidiaries have no COLI Policies or COLI Loans except those listed on Schedule 1.01(b). To the best knowledge of the Borrower, Schedule 1.01(b) sets forth a complete and accurate list of all COLI Policies and COLI Loans of the Borrower and its Subsidiaries with detail thereof, including, without limitation, with respect to each COLI Policy and each COLI Loan, the name of the insurance company, the death benefit amount, the cash surrender value, the policy number, the outstanding amount of the COLI Loan associated therewith (if any) and the net cash value, in each case as they exist as of the First Amendment Effective Date (except the cash surrender value and the net cash value which will be as of December 31, 2011).

(d) Article V of the Credit Agreement is hereby amended by adding a new Section 5.22 thereto to read as follows:

Section 5.22 Proposed Dispositions. Schedule 1.01(c) sets forth a complete and accurate list of all Proposed Dispositions as of the First Amendment Effective Date.

(e) Article V of the Credit Agreement is hereby amended by adding a new Section 5.23 thereto to read as follows:

Section 5.23 Certain Representations. As of December 2011 fiscal year end, EBITDA was $89,384,474.01. As of December 25, 2011, Indebtedness of the Borrower and its Subsidiaries on a consolidated basis (as calculated in determining the Leverage Ratio) was $664,079,939.48. As of December 25, 2011, the Leverage Ratio was 7.43:1.00.

(f) Article VI of the Credit Agreement is hereby amended by adding a new Section 6.21 thereto to read as follows:

6.21	COLI Policies and COLI Assignments.

(a) From and after the First Amendment Effective Date, diligently and in good faith take all commercially reasonable action to provide to the Administrative Agent:

(i) as soon as possible (and only to the extent not previously provided to the Administrative Agent), a complete copy of each COLI Policy;

(ii) prior to March 14, 2012 (and only to the extent not previously provided to the Administrative Agent), the original of each COLI Policy;

(iii) on March 14, 2012, deliver a certificate of a Responsible Officer certifying that

(A) with respect to each COLI Policy the original of which has not been delivered to the Administrative Agent, the Borrower has made commercially reasonable efforts to locate such original or provide a replacement original of such COLI Policy and has not been able obtain either such original or provide such replacement;

(B) with respect to each COLI Policy and COLI Loan, to the best of its knowledge, all information previously provided to the Administrative Agent and/or disclosed on the Schedules to the Loan Documents or otherwise in connection with the First Amendment with respect to such COLI Policy and COLI Loan is true and accurate except as updated by information included in such certificate; and

(C) with respect to each COLI Policy a copy of which has not been delivered to the Administrative Agent, the Borrower has made commercially reasonable efforts to locate a copy of such COLI Policy and has not been able obtain a copy of such COLI Policy;

(b) Prior to March 14, 2012 (provided that, if the Borrower has been diligently exercising good faith efforts (as determined by the Administrative Agent in its sole discretion) and submits a request in writing to the Administrative Agent, the Administrative Agent may in its sole discretion grant an extension until a later date) deliver to the Collateral Agent assignments of each of the COLI Policies in favor of the Collateral Agent for the benefit of the Senior Secured Parties (as defined in the Intercreditor Agreement) in form and substance reasonably satisfactory to the Administrative Agent and acknowledged and agreed to by the insurance companies for each of the COLI Policies; and

(c) On March 14, 2012 and thereafter, continue to use commercially reasonable efforts (taking into account such actions taken prior to such date) to locate (or obtain, as applicable) and promptly thereafter provide to the Administrative Agent:

(i) with respect to each COLI Policy the original of which has not been delivered to the Administrative Agent, such original or a replacement original of such COLI Policy;

(ii) additional information supplementing or correcting information previously provided to the Administrative Agent and/or disclosed on the Schedules to the Loan Documents or otherwise in connection with the First Amendment with respect to such COLI Policy and COLI Loan; and

(iii) with respect to each COLI Policy a copy of which has not been delivered to the Administrative Agent, a copy of such COLI Policy.

(g) Article VI of the Credit Agreement is hereby amended by adding a new Section 6.22 thereto to read as follows:

6.22 Cash Flow Reporting. Deliver to the Administrative Agent and each Lender:

(a) on or prior to February 29, 2012, a 13-week cash flow forecast, in form and detail acceptable to the Administrative Agent and its advisors, and

(b) every two weeks thereafter on or before the third Business Day of that week, a 13-week cash flow forecast for the following 13-week period, together with a reconciliation of the forecasts delivered under this Section.6.22 to actual performance, in each case in form and detail acceptable to the Administrative Agent and its advisors.

(h) Section 7.01 of the Credit Agreement is hereby amended by (i) deleting “;” at the end of clause (j) thereof, (ii) replacing “.” at the end of clause (k) thereof with “; and” and (iii) adding a new clause (l) thereto to read as follows:

(l) Liens on the COLI Policies to secure the COLI Loans made pursuant to such policy (to the extent such Liens exist), in each case (i) in favor of the insurance company issuing such COLI Policy for the amount of such COLI Loan made pursuant to such policy, (ii) only to the extent such Lien is in existence as of the First Amendment Effective Date, and (iii) securing only the COLI Loans in existence as of the First Amendment Effective Date in an amount not in excess of the amount of such COLI Loans as of the First Amendment Effective Date.

(i) Section 7.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Maximum Leverage Ratio. Permit the Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below opposite such period:

Period	Maximum Leverage Ratio
December 28, 2009 through March 28, 2010	6.50 to 1.00
March 29, 2010 through June 27, 2010	6.80 to 1.00
June 28, 2010 through September 26, 2010	7.60 to 1.00
September 27, 2010 through December 26, 2010	7.60 to 1.00
December 27, 2010 through March 27, 2011	7.50 to 1.00
March 28, 2011 through June 26, 2011	7.75 to 1.00
June 27, 2011 through September 25, 2011	8.00 to 1.00
September 26, 2011 through December 25, 2011	7.75 to 1.00
December 26, 2011 through March 23, 2012	7.60 to 1.00
March 24, 2012 through June 24, 2012	6.75 to 1.00
June 25, 2012 through September 23, 2012	6.00 to 1.00
September 24, 2012 through December 30, 2012 and thereafter	5.50 to 1.00

Notwithstanding any provision herein to the contrary, for purposes of calculating the Leverage Ratio at any time during the period of December 26, 2011 through March 23, 2012 only, (i) EBITDA used in such calculation shall be $89,384,474.01 and (ii) on each such date of determination, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be the sum of (A) Indebtedness of the Borrower and its Subsidiaries on a consolidated basis as of such date as determined in accordance with clause (a) of the definition of “Leverage Ratio” in this Agreement plus (B) the aggregate amount of Disposition Repayments.

(j) Article VII of the Credit Agreement is hereby amended by adding a new Section 7.16 thereto to read as follows:

7.16 COLI Policies and COLI Loans.

(a) Repay or prepay any COLI Loans, or make or permit any other replenishment of cash in any of the COLI Policies, at any time for any reason until repayment in full of the Loans and termination of Commitments, provided that the Borrower may pay (in each case below, only as to the extent that the aggregate amount of such payments made after the First Amendment Effective Date but prior to March 23, 2012 do not exceed $1,500,000): (i) administrative fees for the administration of all of the COLI Policies, paid to a third-party administrator that is not an Affiliate of the Borrower or any of its Subsidiaries as required pursuant to agreements as they exist on January 1, 2012 (or pursuant to any successor agreement with a different third-party administrator that is not an Affiliate of the Borrower or any of its Subsidiaries on terms that are not materially different from the terms of such agreements existing on January 1, 2012), and (ii) interest payments on the COLI Loans and premium payments on the COLI Policies, but only to the extent that (x) such payments are (A) required to be made and (B) made no earlier than the last date such payment may be made, in each case of (A) and (B) preceding pursuant to the terms of the COLI Policies as they exist on January 1, 2012 and (y) there is no other provision for payment of such interest or premiums pursuant to the COLI Policies as they exist on January 1, 2012 (such as an increase of the principal amount of the policy loan, a netting provision against the cash value or death benefit, or self-funding premiums);

(b) Make or permit any change to

(i) any of the COLI Policies,

(ii) any of the COLI Loans,

(iii) any of the elections of the Borrower or any of its Subsidiaries under the COLI Policies with respect to either the COLI Policies or the COLI Loans, or

(iv) any documentation, terms or conditions related to either the COLI Policies or the COLI Loans;

provided that, so long as the Borrower notifies the Administrative Agent promptly thereafter, the Borrower may make immaterial administrative changes to the COLI Policies necessary for the continued administration of the COLI Policies; or

(c) Create, incur, purchase, assume, enter into or suffer to exist new company-owned life insurance policies, or other insurance products having similar or like features, of the Borrower or its Subsidiaries, that are not (i) in existence as of the First Amendment Effective Date and (ii) disclosed on Schedule 1.01(b).

(k) Section 8.01(b) of the Credit Agreement is hereby amended by adding a new clause (iii) thereto to read as follows:

(iii) The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.21 or 6.22; or

(l) Section 10.06(b)(iii)(A) of the Credit Agreement is hereby amended by deleting the “of” in the third line thereof appearing immediately before subclause (2) thereof and replacing it with “or”.

§2. Amendment to Schedule 5.08(b). Schedule 5.08(b) to the Credit Agreement is hereby deleted in its entirety and a new Schedule 5.08(b) is hereby added in its entirety in the form attached hereto as Schedule 5.08(b) to this Amendment.

§3. Amendment to Add a New Schedule 1.01(b) to Credit Agreement. A new Schedule 1.01(b) to the Credit Agreement is hereby added in its entirety in the form attached hereto as Schedule 1.01(b) to this Amendment.

§4. Amendment to Add a New Schedule 1.01(c) to Credit Agreement. A new Schedule 1.01(c) to the Credit Agreement is hereby added in its entirety in the form attached hereto as Schedule 1.01(c) to this Amendment.

§5. Amendment of Exhibit E to Credit Agreement. Exhibit E to the Credit Agreement is hereby deleted in its entirety and a new Exhibit E is hereby added in its entirety in the form attached hereto as Exhibit E to this Amendment.

§6. Limited Waiver. Subject to the conditions of effectiveness set forth in §6 hereof, the Administrative Agent and the Required Total Lenders hereby agree, on a one-time only basis, to waive compliance by the Borrower with the terms of Section 6.02(c) for the second fiscal quarter of 2012 commencing March 26, 2012 only (requiring a certificate to be delivered no later than February 9, 2012) until March 24, 2012. This Waiver of compliance (a) is limited to the period of time from the First Amendment Effective Date through March 23, 2012, (b) only applies to the requirements of Section 6.02(c) for the specified fiscal quarter and specified period of time and (c) shall not, by implication or otherwise, (i) constitute a waiver of or consent to not comply with any other provision of the Credit Agreement or any other Loan Document and (ii) relate to any other fiscal quarter, period of time or other requirement. It is specifically acknowledged and agreed by the Borrower that this limited waiver is only effective through March 23, 2012 and the certificate required by Section 6.02(c) with respect to the second fiscal quarter of the Borrower commencing March 26, 2012 is hereby required to be delivered no later than March 24, 2012.

§7. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

(a) no Default has occurred and is continuing, and no Default will result from the execution, delivery and performance by the Borrower of this Amendment, the other Loan Documents or from the consummation of the transactions contemplated herein;

(b) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower, each Guarantor, each Loan Party, the Required Total Lenders and the Required Revolver Lenders;

(c) the Administrative Agent shall have received five-week liquidity projections generated by the Borrower and its advisors, which such projections shall be in form and substance satisfactory to the Administrative Agent, Capstone Advisory Group, LLC (“Capstone”) and the Required Total Lenders;

(d) the Administrative Agent shall have received updates to all schedules to all Loan Documents in form and substance satisfactory to the Administrative Agent and the Required Total Lenders;

(e) the Collateral Agent shall have received a blanket assignment of all COLI Policies in favor of the Collateral Agent for the benefit of the Senior Secured Parties (as defined in the Intercreditor Agreement) in form and substance satisfactory to the Administrative Agent and the Required Total Lenders (hereafter, the “Master Assignment”);

(f) the Administrative Agent shall have received evidence that the Borrower has commenced, in good faith, to obtain assignments in favor of the Collateral Agent for the benefit of the Senior Secured Parties (as defined in the Intercreditor Agreement) agreed to by the insurance companies for each of the COLI Policies in form and substance reasonably satisfactory to the Collateral Agent;

(g) the Collateral Agent (on behalf of the Secured Parties) shall have received a grant of a Lien on any other assets disclosed in Schedule updates to the Loan Documents;

(h) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, the Required Revolver Lenders and the Required Total Lenders an executed Compliance Certificate in the form attached hereto as Exhibit E, computed as of the First Amendment Effective Date (using actual 2011 fiscal year-end EBITDA in the amount of $89,384.474.01) and demonstrating compliance with the terms of the Credit Agreement as amended hereby;

(i) the Borrower shall have paid all invoiced fees and expenses of (i) the Administrative Agent’s counsel, Winstead PC, (ii) Capstone and (iii) all other costs and expenses of the Administrative Agent;

(j) the Administrative Agent shall have received, in form and substance reasonably acceptable to it, a certificate of each Loan Party dated as of the First Amendment Effective Date signed by a Responsible Officer of such Loan Party (x) certifying and attaching the authorizing resolutions adopted by such Loan Parties, and (y) in the case of the Borrower, certifying that, before and after giving effect to this Amendment, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the First Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date), and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (B) after giving effect to this Amendment, the Borrower is in compliance with each of the financial covenants contained in Section 7.11 of the Credit Agreement and (C) no Default shall have occurred and be continuing;

(k) the Administrative Agent and the Lenders shall have received a legal opinion of counsel to the Loan Parties, which shall be in form, scope and substance reasonably satisfactory to the Administrative Agent and Required Total Lenders;

(l) the representations and warranties set forth in this Amendment shall be true and correct as of the date of this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date);

(m) the Administrative Agent shall have received such financial and other information requested by the Administrative Agent, Capstone, any Lender or counsel to the Administrative Agent or any Lender;

(n) the Administrative Agent shall have received, for the pro rata account of the Lenders (including Bank of America and its Affiliates, in each case in its role as a Lender as applicable) timely executing and delivering a signature page to this Amendment, an amendment fee equal to five basis points (0.05%) of the Commitment of, and outstanding principal amount of the Term Loans held by, each such Lender;

(o) with respect to each COLI Policy and COLI Loan set forth on Schedule 1.01(b), a certificate of a Responsible Officer in form and substance satisfactory to the Administrative Agent, certifying, to the best of the Borrower’s knowledge, as to the accuracy of the following information attached to a schedule thereto: name of the insurance company, the name of the insured, the death benefit amount, the cash surrender value, the policy number, the outstanding amount of the COLI Loan associated therewith (if any), the net cash value, the interest rate associated with such COLI Loan and the aggregate amount of accrued and unpaid interest with respect to each COLI Loan, in each case as they exist as of the First Amendment Effective Date (except the cash surrender value, net cash value and accrued and unpaid interest which will be as of December 31, 2011); and

(p) the Administrative Agent shall have received such additional information regarding the Loan Parties and/or their assets and properties as reasonably requested by the Administrative Agent or any Lender, and confirmations, affirmations or amendments to any of the Loan Documents by the applicable Loan Parties, in each case reasonably acceptable to the Administrative Agent and the Required Total Lenders.

§8. Affirmation of Borrower. The Borrower hereby affirms its Obligations under the Credit Agreement, each of the other Loan Documents to which each is a party, and hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement (as amended hereby) and the other Loan Documents.

§9. Representations and Warranties. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date of this Amendment:

(a) (i) the Borrower has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower, and (iii) this Amendment and the Credit Agreement, as amended hereby, and each of the Loan Documents (and amendments, restatements and substitutions therefore in connection with this Amendment) constitute the legal, valid and binding obligations of the Borrower and each of the other Loan Parties, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors’ rights generally);

(b) the execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, and each of the Loan Documents (and amendments, restatements and substitutions therefore in connection with this Amendment) are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate proceedings;

(c) no Default has occurred and is continuing, and no Default will result from the execution, delivery and performance by the Borrower of this Amendment, the other Loan Documents or from the consummation of the transactions contemplated herein;

(d) each of the representations and warranties set forth in the Credit Agreement as amended hereby and other Loan Documents are true and correct on the date hereof both before and after giving effect to this Amendment, except that any representations and warranties made as of a specific date are true and correct as of such date;

(e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect;

(f) neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) any Law, (ii) Organization Documents of the Borrower or any other Loan Party, (iii) the Loan Documents, (iv) the Indenture Documentation, (v) the Intercreditor Agreement, or (vi) any indenture, agreement or other instrument to which the Borrower or any of its property is subject;

(g) (i) none of the (x) amendments to the Credit Agreement set forth herein or the amendments, restatements and substitutions of the other Loan Documents in connection with this Amendment, or (y) the Master Assignment requires the consent, approval or authorization of, or filing with or notice to, any Noteholder Secured Party or the Applicable Authorized Representative (as those terms are defined in the Intercreditor Agreement) and (ii) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained on or before the date hereof is required for the execution, delivery or performance by the Borrower of this Amendment or the other Loan Documents;

(h) no report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Amendment or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when read in conjunction with the latest audited financial statements delivered to the Lenders under Section 6.01(a), not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time;

(i) neither the Borrower nor any other Loan Party has any claim, offset, counterclaim, or defense with respect to (i) the payment of the Obligations; (ii) the payment of any other sums due under the Loan Documents; (iii) the performance of the Borrower’s or such Loan Party’s obligations under the Loan Documents; or (iv) any liability of the Borrower or any other Loan Party under any of the Loan Documents;

(j) neither the Administrative Agent nor any Lender (including all of their respective predecessors) has breached any duty to the Borrower or any other Loan Party in connection with the Loan Documents;

(k) the Administrative Agent and each Lender (including all of their respective predecessors) has fully performed all obligations it may have had or now has to the Borrower and/or any other Loan Party; and

(l) all interest or other fees or charges which have been imposed, accrued or collected by the Administrative Agent and the Lenders (including all of their respective predecessors) under the Loan Documents or in connection with the Obligations through the date of this Agreement, and the method of computing the same, were and are proper and agreed to by the Borrower, and were properly computed and collected.

§10. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms, provisions, conditions and covenants of the Credit Agreement, as amended hereby, and of the other Loan

Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of any Loan Party or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

§11. Further Assurances. The Borrower and each other Loan Party shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this Amendment.

§12. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) in accordance with Section 10.04 of the Credit Agreement.

§13. Release Provision. As a material part of the consideration for the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and each other Loan Party signing this Amendment (collectively, “Releasor”) agree as follows (the “Release Provision”):

(a) Releasor hereby releases and forever discharges the Administrative Agent, the L/C Issuer, each Lender, the Collateral Agent and each of the Administrative Agent’s, L/C Issuer’s, Collateral Agent’s and Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, advisors, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Released Lender Parties”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever occurring prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (“Claims”), which Releasor may have or claim to have against any of the Released Lender Parties.

(b) Releasor agrees not to sue any of the Released Lender Parties or in any way assist any other Person or entity in suing any of the Released Lender Parties with respect to any claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c) Releasor acknowledges, warrants, and represents to the Released Lender Parties that:

(i) Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release

Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Amendment, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii) Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that none of the Released Lender Parties has made any representation with respect to the Release Provision except as expressly set forth herein.

(iii) Releasor has executed this Amendment and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv) Releasor is the sole owner of the claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.

(d) Releasor understands that the Release Provision was a material consideration in the agreement of the Administrative Agent, the L/C Issuer and the Lenders to enter into this Amendment.

(e) It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of the Released Lender Parties so as to foreclose forever the assertion by Releasor of any claims released hereby against any Released Lender Parties.

(f) If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

§14. Reservation of Rights; No Waiver. Reservation of Rights. By signing below, the Borrower and each of the other Loan Parties acknowledge that the Administrative Agent and the Lenders do not waive (and specifically reserve their rights with respect to, regardless of the execution of this Amendment) any (a) existing Default or Event of Default or (b) any circumstance, event or occurrence which may or may not constitute a Default or Event of Default, irrespective of whether such circumstance, event or occurrence was disclosed and/or known to the Administrative Agent and/or any Lender prior to or on the First Amendment Effective Date (including, but not limited to, (i) the non-disclosure of the COLI Policies on the schedules to the Security Agreement, (ii) the non-disclosure of the existence of the COLI Loans on Schedule 7.03 to the Credit Agreement (and no provision therefor under the terms of Section 7.03) and (iii) the non-disclosure of the existence of Liens against the COLI Policies securing the COLI Loans on Schedule 5.08(b) and/or Schedule 7.01 (and no provision therefor under the terms of Section 7.01), or (c) of their respective rights, powers, privileges and remedies arising at law, in equity, under the terms of the Credit Agreement, under the terms of any other Loan Document or otherwise, as a result of any of the circumstances, events or occurrences specified in clauses (a) and/or (b) preceding. No failure on the part of Administrative Agent or any of the Lenders to declare a Default or Event of Default, exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under the Credit Agreement or any other Loan Document, at law or in equity or otherwise, arising as the result of any existing Default or Event of Default, or the occurrence of any other Default or Event of Default, or the existence of any circumstance or the occurrence of any event which may constitute a Default or

Event of Default shall (A) operate as a waiver thereof or (B) indicate agreement on the Lenders’ part to forbear from declaring a Default or Event of Default and/or exercising any of their rights, powers, privileges and remedies. Nor shall any single or partial exercise of any right, power, privilege or remedy granted to the Administrative Agent and the Lenders under the Credit Agreement or any other Loan Document, at law, in equity or otherwise, preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The rights, powers, privileges and remedies provided for in the Credit Agreement and other Loan Documents are cumulative and not exclusive of any rights, powers, privileges and remedies provided at law, in equity or otherwise, and all such rights, powers, privileges and remedies are hereby expressly reserved. The Administrative Agent and the Lenders are not obligated in any way with respect to future dealings between the Lenders and the Borrower and any other Loan Party.

§15. Acknowledgement of the Borrower. THE BORROWER ACKNOWLEDGES AND AGREES THAT EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT EXECUTING THIS AGREEMENT HAVE DONE SO IN THEIR SOLE DISCRETION, AND WITHOUT ANY OBLIGATION, EXPRESS OR IMPLIED, TO EXTEND OR RENEW THE LOAN DOCUMENTS UPON MATURITY, AND WITHOUT ANY OBLIGATION TO AGREE TO ANY FORBEARANCE OR WAIVER.

§16. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§17. Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

§18. Severability. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

§19. Governing Law; Jurisdiction, Etc.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH ON THE SCHEDULE TO THE CREDIT AGREEMENT OR ON ITS ADMINISTRATIVE QUESTIONNAIRE, AS APPLICABLE, OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

§20. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

INDUCED TO ENTER INTO THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

§21. Reference to Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in any Note and in any other agreement, document or other instrument executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

§22. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Lenders. Notwithstanding the foregoing, the Borrower shall not assign its rights or duties hereunder without the consent of the Administrative Agent and the Lenders.

§23. Interpretation. This Amendment, the Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Amendment, Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents.

§24. Loan Document. This Amendment is a Loan Document under the terms of the Credit Agreement and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim. Any breach of any provision of this Amendment shall be a Default under the Credit Agreement (as applicable).

§25. Miscellaneous. The parties hereto acknowledge and agree that this Amendment is subject to the terms of the Intercreditor Agreement.

§26. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature block on the following page.]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

The Borrower:

MEDIA GENERAL, INC.

By:	/s/ James F. Woodward
Name:	James F. Woodward
Title:	Vice President/Finance
Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Administrative Agent:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

Bank of America, N.A., as a Lender

By:	/s/ Kevin M. Behan
Name:	Kevin M. Behan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

ADVANCED SERIES TRUST - AST
HIGH YIELD PORTFOLIO, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
BERRYSBURG INC., as a Lender
By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
CFIM HYBRID TRI-ASSET FUND, as a Lender
By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
COMMINGLED PENSION TRUST FUND (DISTRESSES DEBT OPPORTUNITIES) OF JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
CONSUMER PROGRAM
ADMINISTRATORS INC
DISTRESSED, as a Lender
By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
Harbour View CLO 2006-1, as a Lender

By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	Assistant Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

HEWITT ENNISKNUPP, INC., as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN CORE PLUS BOND FUND
- DISTRESSED, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN DISTRESSED DEBT
OPPORTUNITIES MASTER FUND,
LTD., as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN LEVERAGED LOANS MASTER FUND LP, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN TAX AWARE HIGH INCOME FUND, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN CHASE BANK NA AS
TRUSTEE OF THE JPMORGAN
CHASE RETIREMENT PLAN, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN FLOATING RATE INCOME FUND, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN HIGH YIELD FUND, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN INCOME BUILDER FUND, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND – DISTRESSED, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

Merrill Lynch Credit Products, LLC, as a Lender

By:	/s/ Erik S. Grossman
Name:	Erik S. Grossman
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

Oppenheimer Master Loan Fund, LLC, as a Lender

By: Brown Brothers Harriman & Co. acting as agent for Oppenheimer Funds, Inc.

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	Assistant Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

Oppenheimer Senior Floating Rate Fund, as a Lender

By: Brown Brothers Harriman & Co. acting as agent for Oppenheimer Funds, Inc.

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	Assistant Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

PACHOLDER HIGH YIELD FUND, INC, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

PRESIDENTIAL LIFE INSURANCE COMPANY, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

Prospect Harbor Credit Partners, L.P., as a Lender

By:	/s/ Sally D. Fassler, CPA
Name:	Sally D. Fassler, CPA
Title:	Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

REGIONS BANK, as a Lender

By:	/s/ Douglas E. Smith
Name:	Douglas E. Smith
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

Ridgeworth Funds – Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadvisor

Rochdale Fixed Income Opportunities Portfolio
By:	Seix Investment Advisors LLC, as Subadvisor

As Lenders

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
The Royal Bank of Scotland plc, as a Lender
By:	/s/ Thomas Brady
Name:	Thomas Brady
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
Sankaty Credit Opportunities III, L.P., as a Lender

By:	/s/ Sally D. Fassler, CPA
Name:	Sally D. Fassler, CPA
Title:	Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
Sankaty Credit Opportunities IV, L.P., as a Lender

By:	/s/ Sally D. Fassler, CPA
Name:	Sally D. Fassler, CPA
Title:	Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
Sankaty Credit Opportunities (Offshore Master) IV, L.P., as a Lender
By:	/s/ Sally D. Fassler, CPA
Name:	Sally D. Fassler, CPA
Title:	Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:
Scotiabanc Inc., as a Lender
By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Natsuhiro Samejima
Name:	Natsuhiro Samejima
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

SunTrust Bank, as a Lender

By:	/s/ Janet R. Naifeh
Name:	Janet R. Naifeh
Title:	Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

The Lenders:

UNIPENSION INVEST F.M.B.A., HIGH YIELD OBLIGATIONER II, as a Lender

By:	/s/ William J. Morgan
Name:	William J. Morgan
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

RATIFICATION OF LOAN PARTIES AND GUARANTORS

Each of the undersigned Loan Parties and Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof; (b) joins the foregoing Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement; (d) acknowledges and confirms that the liens and security interests granted by such Loan Party pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Liens permitted under Section 7.01 of the Credit Agreement) that secure all of the Obligations on and after the date hereof; (e) acknowledges and agrees that such Loan Party does not have any claim or cause of action against the Administrative Agent, the Lenders, the L/C Issuer, any of their respective Affiliates or subsidiaries or any of their respective officers, servants, employees, agents, attorneys, principals, directors or shareholders, or their respective heirs, legal representatives, successors and assigns; (f) acknowledges, affirms and agrees that such Loan Party does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender and (g) acknowledges, affirms and agrees with each term of the Amendment, including, without limitation, the Section entitled “Release”.

The Guarantors and Loan Parties:

BIRMINGHAM BROADCASTING CO., INC.
BIRMINGHAM BROADCASTING (WVTM-TV), LLC
BLOCKDOT, INC.
DEALTAKER, INC.
MEDIA GENERAL COMMUNICATIONS
HOLDINGS, LLC
MEDIA GENERAL COMMUNICATIONS, INC.
MEDIA GENERAL OPERATIONS, INC.
NES II, INC.
PROFESSIONAL COMMUNICATIONS
SYSTEMS, INC.
VIRGINIA PAPER MANUFACTURING CORP.

By:	/s/ James F. Woodward
Name:	James F. Woodward
Title:	Treasurer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

SCHEDULE 1.01(B)

COLI POLICIES AND COLI LOANS

SCHEDULE 1.01(C)

PROPOSED DISPOSITIONS

SCHEDULE 5.08(B)

EXISTING LIENS

Ryder Trucks with respect to a capital lease obligation ($73,000)

1)	IFVACXDC16HW01330

2)	IFVACXDC36HW01331

3)	IFVACXDC56HW01332

4)	IFVACXDC76HW01333

Cafeteria Plan Flex Account Number 3756321098

Equipment Lease for:

1)	RICOH 3245 K5151001671

2)	RICOH AC205 K9959600244

3)	RICOH 2027SP J8432101098

4)	RICOH 2027SP J8432101120

5)	RICOH 2027SP J8432200238

6)	RICOH 2027SP J8432300573

Equipment Lease for 17 Chiller Water Units s/n 7207D07093, 7207H13035, 7207H13150, 7207H13032, 7207H13148, 7207H13151, 7207H13125, 7207H13144, 7207H13144, 7207DO7108, 7207H13033, 7207D07026, 7207D07096, 7207H13051, 7207H13029, 7207D07021, 7207H13031, 7207H13030

All equipment manufactured sold, distributed or financed by Pitney Bowes inc. and/or its subsidiaries, including Pitney Bowes Credit Corporation, and all proceeds therefrom, accessories, additions and attachments thereto and replacements therefore.

1 Minolta DI470 Digital Copier and all equipment parts, accessories, substitutions, additions, accession and replacements thereto and thereof, now or hereafter installed in, affixed to, or used in conjunction therewith and the proceeds thereof, together with all installment payments, insurance proceeds, other proceeds and payments due and to become due arising from or relating to said equipment.

Liens on the loan proceeds of the COLI Policies to the extent such Liens have been granted to the respective insurance carriers providing the COLI Policies (as identified on Schedule 1.01(b) of the First Amendment to Second Amended and Restated Credit Agreement among the Borrower, certain Lenders and Bank of America, N.A., as administrative agent).

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:             ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of February 12, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 8, 2012 (such agreements, together with all other amendments and restatements, the “Agreement;” the terms defined therein being used herein as therein defined), among Media General, Inc., a Virginia corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                           of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

E – 1

Form of Compliance Certificate

[select one:]

[to the knowledge of the undersigned during such fiscal period, (a) the Borrower performed and observed in all material respects each covenant and condition of the Loan Documents applicable to it, and (b) the undersigned has no knowledge that any Default has occurred and is continuing.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

5. During the fiscal quarter period of the Parent ended as of the above date, the Borrower was in compliance with Section 2.04(b)(vi) of the Agreement. The following prepayments were made in accordance with Section 2.04(b)(vi) during the most recently completed fiscal quarter of the Borrower:

Date(s) and Amount(s) of prepayment(s):

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                             ,                     .

MEDIA GENERAL, INC.

By:
Name:
Title:

E – 2

Form of Compliance Certificate

For the Quarter/Year ended                      (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Maximum Leverage Ratio.

	A. Indebtedness at Statement Date: (detailed by Borrower and its Subsidiaries for each component of Indebtedness as set forth on the attached “Indebtedness Schedule”)	$

	B. Net obligations under Swap Contracts not currently due and payable:	$

C. EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):

	1. Net Income for the Subject Period:	$

	2. To the extent deducted in calculating such Net Income, Interest Expense during the Subject Period:	$

	3. To the extent deducted in calculating such Net Income, provision for income taxes during the Subject Period:	$

	4. To the extent deducted in calculating such Net Income, depreciation expenses during the Subject Period:	$

	5. To the extent deducted in calculating such Net Income, amortization expenses during the Subject Period:	$

	6. To the extent deducted in calculating such Net Income, all film amortization charges, less any film cash payments:	$

7.      To the extent deducted in calculating such Net Income, non-recurring non-cash reductions of Net Income during the Subject Period which will not represent a cash item in such period or any future period:

$

	8. To the extent deducted in calculating such Net Income, actual one-time cash employment severance costs paid during the Subject Period (up to $15,000,000 in the aggregate for all periods):	$

9. To the extent deducted in calculating such Net Income, actual costs paid for (or reimbursements with respect to), any appraisals required pursuant to the Agreement during the Subject Period:	$

10. To the extent deducted in calculating such Net Income, cash receipts in respect of non-cash increases deducted from EBITDA during the Subject Period:	$

11. To the extent deducted in calculating such Net Income, actual shutdown expenses paid during the Subject Period (up to $10,000,000 in the aggregate for all periods):	$

12.    To the extent deducted in calculating such Net Income, actual costs paid, or reimbursement payments paid by the Borrower, with respect to any advisor engaged on behalf of the Administrative Agent during the Subject Period:

$

13.    To the extent included in calculating such Net Income, benefits for Federal, state, local and foreign income taxes payable with respect to the Borrower and its Subsidiaries during the Subject Period:

$

14. To the extent included in calculating such Net Income, non-cash additions to Net Income during the Subject Period:	$

15. To the extent included in calculating such Net Income, cash payments made with respect to non-cash charges added back during the Subject Period (if otherwise excluded):	$

16. EBITDA (Lines I.C.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10 + 11 + 12 - 13 - 14 - 15):	$

D. Leverage Ratio [(Line I.A - Line I.B) ÷ Line C.16]:	to 1.00

Maximum permitted:

Period	Maximum Leverage Ratio
December 28, 2009 through March 28, 2010	6.50 to 1.00

March 29, 2010 through June 27, 2010	6.80 to 1.00

June 28, 2010 through September 26, 2010	7.60 to 1.00

September 27, 2010 through December 26, 2010	7.60 to 1.00

December 27, 2010 through March 27, 2011	7.50 to 1.00

March 28, 2011 through June 26, 2011	7.75 to 1.00

June 27, 2011 through September 25, 2011	8.00 to 1.00

September 26, 2011 through December 25, 2011	7.75 to 1.00

December 26, 2011 through March 23, 2012	7.60 to 1.00

March 24, 2012 through June 24, 2012	6.75 to 1.00

June 25, 2012 through September 23, 2012	6.00 to 1.00

September 24, 2012 through December 30, 2012 and thereafter	5.50 to 1.00

II.	Section 7.11(b) – Consolidated Fixed Charge Coverage Ratio.

A.	Interest Expense during the Subject Period:	$

B.	Aggregate principal amount of all regularly scheduled principal payments/redemptions of debt for borrowed money paid during the Subject Period:	$

C.	All Restricted Payments paid in cash during the Subject Period:	$

D.	Aggregate amount of taxes paid in cash during the Subject Period (without giving effect to any tax refunds):	$

E.	Consolidated Fixed Charges (Lines II.A + B + C + D):	$

F.	EBITDA during the Subject Period (Line I.C.16 above):	$

G. Capital Expenditures made during the Subject Period:	$

H. Consolidated Fixed Charge Coverage Ratio ((Line II.F - Line II.G) ÷ Line II.E):	to 1.00

Minimum permitted:

Period	Minimum Consolidated Fixed Charge Coverage Ratio
December 28, 2009 through March 28, 2010	1.80 to 1.00

March 29, 2010 through June 27, 2010	1.40 to 1.00

June 28, 2010 through September 26, 2010	1.20 to 1.00

September 27, 2010 through December 26, 2010	1.00 to 1.00

December 27, 2010 through March 27, 2011	1.00 to 1.00

March 28, 2011 through June 26, 2011	1.00 to 1.00

June 27, 2011 through September 25, 2011	1.00 to 1.00

September 26, 2011 through December 25, 2011	1.00 to 1.00

December 26, 2011 through March 25, 2012	1.20 to 1.00

March 26, 2012 through June 24, 2012	1.40 to 1.00

June 25, 2012 through September 23, 2012	1.60 to 1.00

September 24, 2012 through December 30, 2012 and thereafter	1.80 to 1.00

III.	Section 7.11(c) – Capital Expenditures.

A.	Aggregate Capital Expenditures made during fiscal year through Statement Date: $

B.	Maximum permitted:

Fiscal Year	Amount
2009	$25,000,000
2010	$35,000,000
2011	$35,000,000
2012	$35,000,000
2013	$35,000,000

	C. Carryover from prior fiscal year (if applicable):	$

	D. Maximum Capital Expenditures permitted (applicable amount from Line III.B + Line III.C):	$

IV.	Section 7.11(d) – Contribution to any Pension Plan.

	A. Pension plan contributions made during fiscal year through Statement Date:	$

B. Maximum permitted:

	Fiscal Year	Amount
	2010	$20,000,000

	2011	Minimum contribution in accordance with § 7.11(d)(ii)

	2012 and thereafter	Minimum contribution in accordance with § 7.11(d)(iii)

V.	Section 2.04(b)(i) - Excess Cash Flow.

	A. EBITDA during fiscal year through Statement Date (Line I.C.16 above plus EBITDA from previous Subject Periods, as applicable)	$

	B. Tax refunds received by the Loan Parties in cash during fiscal year through Statement Date	$

	C. To the extent not already deducted from EBITDA, Consolidated Interest Charges actually paid in cash by the Borrower and its Subsidiaries during fiscal year through Statement Date:	$

D.      To the extent not already deducted from EBITDA, scheduled principal repayments, to the extent actually made, of Term Loans and voluntary prepayments of Loans actually made (excluding voluntary prepayments that do not reduce the Aggregate Commitments) during fiscal year through Statement Date:

$

E. To the extent not already deducted from EBITDA, income taxes actually paid in cash by the Borrower and its Subsidiaries during fiscal year through Statement Date:	$

F.       To the extent not already deducted from EBITDA, Adjusted Working Capital of such Person as determined on the Statement Date less the Adjusted Working Capital as determined on the first day of the fiscal year, plus all Restricted Payments made during fiscal year through Statement Date (excluding Restricted Payments made to any Loan Party):

$

G. To the extent not already deducted from EBITDA, Capital Expenditures actually paid by the Borrower and its Subsidiaries during fiscal year through Statement Date:	$

H. To the extent not already deducted from EBITDA, Investments made during fiscal year through Statement Date that were permitted by Section 7.02(d):	$

I. To the extent added back to EBITDA, actual one-time cash employment severance costs paid during fiscal year through Statement Date:	$

J. To the extent added back to EBITDA, actual shutdown expenses paid during fiscal year through Statement Date:	$

K. To the extent added back to EBITDA, actual costs paid for (or reimbursements with respect to), any appraisals required pursuant to the Agreement during fiscal year through Statement Date:	$

L.      To the extent added back to EBITDA, actual costs paid, or reimbursement payments paid by the Borrower, with respect to any advisor engaged on behalf of the Administrative Agent during fiscal year through Statement Date:

$

M.     To the extent included in the calculation of EBITDA and the calculation of Excess Cash Flow only, cash tax refunds actually received in an aggregate amount up to $28,500,000 during the 2010 fiscal year (applicable to Excess Cash Flow requirement for fiscal year 2010 only):

$

N.      To the extent not accounted for in the calculation of EBITDA and not already adjusted for in the determination of Adjusted Working Capital, cash contributions made during fiscal year through Statement Date to any Pension Plan of the Borrower in accordance with the terms of Section 7.11(d):

$
	O. Excess Cash Flow (Line V.A + B – (Line V.C + D + E + F + G + H + I + J + K + L + M + N)):	$

[On Compliance Certificates delivered for fiscal year ends only beginning with fiscal year end 2010]:

P.       Amount of prepayment due in accordance with Section 2.04(b)(i):

Amount required:

If Line I.D is equal to or less than 5.00 to 1.00, 50% of Line V.O.

If Line I.D is greater than 5.00 to 1.00, 100% of Line V.O.

$

VI.	Section 2.04(b)(vi) – Cash and Cash Equivalents.
	A. Sum of cash (other than cash in the form of uncollected funds) and Cash Equivalents as of the Statement Date subject to the prepayment obligation:	$

Maximum Permitted (before prepayment is required): $15,000,000. Any excess shall be paid in accordance with Section 2.04(b)(vi).
	D. Amount of prepayment required in accordance with Section 2.04(b)(vi):	$

Schedule of Detailed Indebtedness of Media General and its Subsidiaries

As of             , 20

Indebtedness

A. All obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

Term Loans	$
Revolver Outstandings	$
Senior Notes	$
Capital Leases	$
Letters of Credit	$
Guarantees	$
Other:(describe)	$

TOTAL:	$

B. All direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;	$

C. Net obligations of such Person under any Swap Contract;	$

D. All obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);	$

E.      Indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (provided that, if such Indebtedness is nonrecourse, the amount of such Indebtedness for purposes hereof shall be limited to the lesser of the principal amount of such Indebtedness and the fair market value of the property subject to such Lien);

$

F. Capital Lease Obligations and Synthetic Lease Obligations;	$

G.      All obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

$

H. All Guarantees of such Person in respect of any of the foregoing determined in accordance with GAAP.	$